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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 22, 1999



                         BOLDER TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)

      0-28060                                             84-1166231
(Commission File No.)                          (IRS Employer Identification No.)


                            4403 TABLE MOUNTAIN DRIVE
                             GOLDEN, COLORADO 80403
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (303) 215-7200


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ITEM 5.  OTHER EVENTS.

BOLDER Technologies Corporation ("BOLDER" or the "Company") is filing this Report on Form 8-K to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

On September 22, 1999, BOLDER issued a press release announcing that it had appointed Roger Warren to the position of president and chief executive officer. He replaces current president, chief executive officer, and chairman of the board Daniel Lankford, who will remain chairman of the board through the end of 1999. At that time, Mr. Warren will assume the position of chairman, with Mr. Lankford continuing on as a director and serving in a business consulting capacity. The foregoing summary of the press release is qualified by a copy of the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS

         99.1 -- Press release dated September 22, 1999

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 14, 1999               BOLDER TECHNOLOGIES CORPORATION



                                       By: /s/ Joseph F. Fojtasek
                                          --------------------------------------
                                          Joseph F. Fojtasek
                                          Vice President and Chief Financial
                                          Officer (Principal Financial and
                                          Accounting Officer)


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

 99.1              -- Press release dated September 22, 1999